Exhibit 99.1

BGC Partners Finalizes Acquisition of Liquidez

Reinforces presence in Brazilian market with purchase of leading inter-dealer broker

Sao Paulo and New York, 17 June, 2009 – BGC Partners, Inc. (Nasdaq: BGCP), a leading inter-dealer broker of financial instruments, today announced the completion of its acquisition of Liquidez DTVM Ltda. (“Liquidez”), a leading Brazilian inter-dealer broker of foreign exchange derivatives, commodities, credit, equities, and interest rate products.

Founded in 1985, Liquidez is amongst Brazil’s top inter-dealer brokers, accounting for 13.7% of all contracts traded in May 2009 on the BM&F segment of BM&FBOVESPA. The Brazilian Mercantile & Futures Exchange (BM&F) recently merged with BOVESPA to create BM&FBOVESPA, the world’s fourth largest exchange by market capitalization according to the Financial Times.

The deal marks an important step for BGC Partners, Inc. as it looks to further increase its presence in Latin America. Brazil is the largest market in the region and continues to grow despite challenging conditions in the global financial markets, achieving over 5% per capita GDP growth in 2008 according to the IMF1.

Lee Amaitis, Vice Chairman of BGC Partners, Inc. said: “We are very pleased to have finalized this deal with Liquidez. Liquidez has a long and impressive track record in Brazil and a highly professional team of brokers. Latin America is a key area of growth for BGC and Brazil is a particularly attractive market for us, given its continued growth and strong fundamentals. The Brazilian financial markets are also among the most broadly and cautiously regulated in the world2. The acquisition of Liquidez gives us a significant platform for future growth in the region.”

[1]	http://indexmundi.com/brazil/gdp_per_capita_(ppp).html
[2]	Source: BIS. http://www.bis.org/review/r090414b.pdf

Arnaldo Cezar Coelho, President and CEO of Liquidez, added: “BGC’s global reach and sophisticated proprietary technology opens up tremendous opportunities for our Brazilian clients, giving them access to BGC’s extensive range of products and significant liquidity. BGC’s global customers will also now have access to local products on the Brazilian Exchange, increasing business for the Brazilian markets.”

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Contacts

Media

Florencia Panizza

+1 646 339 2958

fpanizza@bgcpartners.com

Alexandra Walker

+ 44 20 7894 7459

awalker@bgcpartners.com

Investors

Jason McGruder

+1 212 829 4988

jmcgruder@bgcpartners.com

About BGC Partners, Inc.

BGC Partners, Inc. (NASDAQ: BGCP) is a leading, fast growing, and global inter-dealer broker, specializing in the brokering of financial instruments and related derivatives products. BGC Partners provides integrated voice, hybrid, and fully electronic execution and other brokerage services to the world’s largest and most creditworthy banks, broker-dealers, investment banks, trading firms, and investment firms for a broad range of global financial products, including fixed income securities, interest rate swaps, foreign exchange, equity derivatives, credit derivatives, futures, commodities, structured products, and other instruments.

Through its eSpeed and BGC Trader brands, BGC Partners uses its proprietary, built, and paid for technology to operate multiple buyer, multiple seller real-time electronic marketplaces for the world’s most liquid capital markets. The Company’s pioneering suite of tools provides end-to end transaction solutions for the purchase and sale of financial products over its global private network or via the Internet. BGC Partners’ neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading for the world’s largest financial firms. Through its BGCantor Market Data brand, the Company also offers globally distributed and innovative market data and analysis products for numerous financial instruments and markets.

BGC’s unique partnership structure and extensive employee ownership create a distinctive competitive advantage among its peers. Named after fixed income trading innovator B. Gerald Cantor, BGC Partners has 16 offices in New York and London, as well as in Beijing (representative office), Chicago, Copenhagen, Hong Kong, Istanbul, Johannesburg, Mexico City, Nyon, Paris, Seoul, Singapore, Sydney, Tokyo and Toronto. For more information, visit http://www.bgcpartners.com. The Company’s corporate address is: BGC Partners, Inc., 499 Park Avenue, New York, New York 10022. The media, analysts, and investors can also subscribe to BGC Partners’ investor “Email Alerts” at the “Investor Relations” section of http://www.bgcpartners.com.

About Liquidez

With offices in Sao Paulo and Rio de Janeiro and 135 employees, Liquidez is a leading Brazilian financial institution and inter-dealer broker for products including foreign exchange derivatives, commodities, equities, and interest rate products. Founded in 1985, Liquidez has become one of the most important brokerage houses in the Brazilian financial market and is one of the most active players on the Brazilian Securities, Commodities and Futures Exchange. It has strict ethical guidelines and is absolutely focused on results and agility in its operations. Liquidez places strong priority on satisfying its clients, which include national and international banks, as well as other leading financial institutions, and has always emphasized the combination of investment and credibility in order to grow in the expanding Brazilian market. For information, please visit: http://www.liquidez.com.br/en/ (in English) or http://www.liquidez.com.br (in Portuguese.)

Discussion of Forward-Looking Statements by BGC Partners

The information in this release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. For example, words such as “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements. Our actual results and the outcome and timing of certain events may differ significantly from the expectations discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to: our relationship with Cantor Fitzgerald, L.P. and its affiliates (“Cantor”) and any related conflicts of interest, competition for and retention of brokers and other managers and key employees, reliance on Cantor for liquidity and capital and other relationships; pricing and commissions and market position with respect to any of our products and services and those of our competitors; the effect of industry concentration and reorganization, reduction of customers and consolidation; liquidity, clearing capital requirements and the impact of recent credit market events; market conditions, including trading volume and volatility, and further deterioration of the equity and debt capital markets; economic or geopolitical conditions or uncertainties; the extensive regulation of the Company’s businesses, changes in regulations relating to the financial services industry, and risks relating to compliance matters; factors related to specific transactions or series of transactions, including credit, performance and unmatched principal risk, as well as counterparty failure; the costs and expenses of developing, maintaining and protecting intellectual property, including judgments or settlements paid or received in connection with intellectual property, or employment or other litigation and their related costs; certain financial risks, including the possibility of future losses and negative cash flow from operations, potential liquidity and other risks relating to the ability to obtain financing and risks of the resulting leverage, as well as interest and currency rate fluctuations; the ability to enter new markets or develop new products, trading desks, marketplaces or services and to induce customers to use these products, trading desks, marketplaces or services and to secure and maintain market share; the ability to enter into marketing and strategic alliances and other transactions, including acquisitions, dispositions, reorganizations, partnering opportunities and joint ventures, and the integration of any completed transactions; the ability to hire new personnel; the ability to expand the use of technology for our hybrid platform, including screen-assisted, voice-assisted and fully electronic trading; effectively managing any growth that may be achieved; financial reporting, accounting and internal control factors, including identification of any material weaknesses in our internal controls and our ability to prepare historical and pro forma financial statements and reports in a timely manner; the effectiveness of risk management policies and procedures; the ability to meet expectations with respect to payment of dividends, distributions and repurchases of our common stock or purchases of BGC Holdings, L.P. (“BGC Holdings”) limited partnership interests or other equity interests in our subsidiaries, including from Cantor, our executive officers, and our employees; and the risks and other factors described herein under the heading “Item 1A—Risk Factors” in most recent Form 10-K filed with the SEC on March 16, 2009, and as amended in any subsequent filings. The foregoing risks and uncertainties, as well as those risks discussed under the heading “Item 7A—Quantitative and Qualitative Disclosures About Market Risk” and elsewhere in our most recent 10-K, may cause actual results to differ materially from the forward-looking statements. The information included herein is given as of the filing date of our most recent Form 10-K with the SEC, and future events or circumstances could differ significantly from these forward looking statements. The Company does not undertake to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. Our discussions in financial releases often summarize the significant factors affecting our results of operations and financial condition. This discussion is provided to increase the understanding of, and should be read in conjunction with, our Consolidated Financial Statements and the accompanying Notes thereto included elsewhere in our most recent Form 10-K.